                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         Peoples Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                              [COMPANY LETTERHEAD]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

NOTICE IS GIVEN that, pursuant to a call of its Directors, the Annual Meeting of Shareholders of Peoples Financial Corporation (the "Company") will be held at The Peoples Bank, 152 Lameuse Street, Biloxi, Mississippi, on April 10, 2002, at 7:00 P. M., local time, for the purpose of considering and voting upon the following matters:

1. To elect six (6) Directors to hold office for a term of one (l) year, or until their successors are elected and shall have qualified.

2. To approve the appointment of Piltz, Williams, LaRosa & Co. as the certified public accountants of the Company.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

Only those shareholders of record at the close of business on February 18, 2002, shall be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. THE PROXY ALSO MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY EXECUTION OF A SUBSEQUENTLY DATED PROXY.


                                 By Order of the Board of Directors


                                 /s/ Chevis C. Swetman

                                 Chevis C. Swetman
                                 Chairman, President and Chief Executive Officer
Dated and Mailed at
Biloxi, Mississippi
March 8, 2002

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                   I. GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Peoples Financial Corporation (the "Company") of Proxies for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at The Peoples Bank, 152 Lameuse Street, Biloxi, Mississippi, on April 10, 2002, at 7:00 P.M., local time, and any adjournment thereof, for the purposes stated in the foregoing Notice of Annual Meeting of Shareholders.

Shareholders of record of the Company's Common Stock (the "Common Stock"), at the close of business on February 18, 2002, (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof. On the Record Date, the Company had outstanding 5,625,238 shares. A majority of the outstanding shares constitutes a quorum. Except in the election of directors, each share of Common Stock entitles the holder thereof to one (l) vote on each matter presented at the Annual Meeting for Shareholder approval. Action on a matter is approved if the votes cast in favor of the action exceed the votes cast opposing the action. Abstentions are not counted.

Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his Proxy (l) by revoking it in person at the Annual Meeting, (2) by written notification to the Secretary of the Company which is received prior to the exercise of the Proxy, or (3) by a subsequent Proxy presented to the Company prior to the exercise of the Proxy. All properly executed Proxies, if not revoked, will be voted as directed. If the shareholder does not direct to the contrary, the shares will be voted "FOR" the nominees listed thereon and "FOR" each of the proposals described. Solicitation of Proxies will be primarily by mail. Officers, directors, and employees of The Peoples Bank (hereinafter referred to as the "Bank") also may solicit Proxies personally. The Company will reimburse brokers and other persons holding shares in their names, or in the names of nominees, for the expense of transmitting Proxy materials. The cost of soliciting Proxies will be borne by the Company.

The Board of Directors is not aware of any matters other than as set forth herein which are likely to be brought before the meeting. If other matters do come before the meeting, the persons named in the accompanying Proxy or their substitutes will vote the shares represented by such Proxies in accordance with the recommendations of the Board of Directors of the Company.

                            II. ELECTION OF DIRECTORS

The following nominees have been proposed by the Board of Directors for election at the Annual Meeting. The shares represented by properly executed Proxies will, unless authority to vote is withheld, be voted in favor of these persons. In the election of directors, each shareholder may vote his shares cumulatively by multiplying the number of shares he is entitled to vote by the number of directors to be elected. This product shall be the number of votes the shareholder may cast for one nominee or by distributing this number of votes among any number of nominees. If a shareholder withholds authority for one or more nominees and does not direct otherwise, the total number of votes that the shareholder is entitled to cast will be distributed equally among the remaining nominees. Should any of these nominees be unable to accept the nomination, the shares will be voted for such other persons as the Board of Directors shall nominate. Each director is elected to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Shareholders may make nominations at the meeting. The persons who will be elected to the Board of Directors will be the six nominees receiving the largest number of votes.


                                                                                  Director of
                                          Business Experience                         Company      Director of
Name                             Age      During Last Five Years                        Since       Bank Since
----------------------           ---      ----------------------------------      -----------      -----------
Drew Allen                       50       President, Allen Beverages, Inc.               1996             1993

Andy Carpenter                   54       Executive Vice President, Peoples              1984             1984
                                          Financial Corporation; Director
                                          and Executive Vice President, The
                                          Peoples Bank

Rex E. Kelly                     54       Director of Corporate                                           1996
                                          Communications, Mississippi
                                          Power Company

Dan Magruder                     54       President, Rex Distributing Co.,               2000             1993
                                          Inc.

Lyle M. Page                     70       Partner, Page, Mannino, Peresich &             2000             1973
                                          McDermott

Chevis C. Swetman                53       Chairman of the Board, President               1984             1975
                                          and Chief Executive Officer,
                                          Peoples Financial Corporation;
                                          Chairman of the Board, Director,
                                          President and Chief Executive
                                          Officer, The Peoples Bank

              III. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

On February 18, 2002, the Company had outstanding 5,625,238 shares of its Common Stock, $1.00 par value, owned by approximately 678 shareholders. The following is certain information about the shareholders beneficially owning more than five percent of the outstanding shares of the Company.



                                                      Amount and Nature of
Name & Address of Beneficial Owner                    Beneficial Ownership              Percent of Class
------------------------------------                  --------------------              ----------------

Ella Mae Barq                                                      454,040                         8.07%
P. O. Box 1347
Biloxi, MS 39533-1347

Chevis C. Swetman(1)                                             1,103,551                        19.62%
1210 Beach Boulevard
Biloxi, MS 39530

(1) Includes shares allocated to Mr. Swetman's Employee Stock Ownership Plan account, of which Mr. Swetman has voting rights but no dispositive powers, shares allocated to Mr. Swetman's 401(k) account, of which Mr. Swetman has both voting rights and dispositive powers, shares owned by Mr. Swetman's son, shares owned by Mr. Swetman and his wife jointly, shares owned by Mr. Swetman's IRA account, shares owned by the IRA account of Mr. Swetman's wife and shares owned by the IRA account of Mr. Swetman's son.

     IV. OWNERSHIP OF EQUITY SECURITIES BY DIRECTORS AND EXECUTIVE OFFICERS

The table on page 5 sets forth the beneficial ownership of the Company's Common Stock as of February 18, 2002, by persons who are currently serving as directors, persons nominated for election at the Annual Meeting and each of the executive officers named in Section V hereof. Also shown is the ownership by all directors and executive officers as a group. The persons listed have sole voting and dispositive power as to all shares except as indicated. Percent of outstanding shares of Common Stock owned is not shown where less than one percent.

  BENEFICIAL OWNERSHIP OF EQUITY SECURITIES BY DIRECTORS AND EXECUTIVE OFFICERS



                                            Amount and Nature of Beneficial                      PERCENT OF OUTSTANDING
                                                  Ownership of Common Stock                      SHARES OF COMMON STOCK
-------------------------------------       -------------------------------      --------        ----------------------

Drew Allen                                                            3,840

William A. Barq                                                      74,880                                       1.33%

Andy Carpenter                                                       52,234       (1)(2)

A. Wes Fulmer                                                         4,332       (1)(3)

David M. Hughes                                                       8,428       (1)(4)

Rex E. Kelly                                                          1,645

M. O. Lawrence, III                                                  19,736       (1)(5)

Dan Magruder                                                          7,121          (6)

Lyle M. Page                                                        112,631          (7)                          2.00%

Jeannette E. Romero                                                  25,226       (1)(8)

Thomas J. Sliman                                                     22,453       (1)(9)

Chevis C. Swetman                                                 1,103,551       (1)(10)                        19.62%

Robert M. Tucei                                                      87,736       (1)(11)                         1.55%

Lauri A. Wood                                                         4,579       (1)(12)

DIRECTORS AND EXECUTIVE OFFICERS                                  1,528,392                                      27.17%
OF THE COMPANY AS A GROUP

(1) Participants with shares allocated to their Employee Stock Ownership ("ESOP") Account have voting rights but no dispositive powers. Participants with shares allocated to their 401(k) Account have voting rights and dispositive powers.

(2) Includes shares allocated to Mr. Carpenter's ESOP account, shares owned by Mr. Carpenter's son, shares owned by Mr. Carpenter's wife, shares owned by Mr. Carpenter's IRA account and shares owned by the IRA account of Mr. Carpenter's wife.

(3) Includes shares allocated to Mr. Fulmer's ESOP account and shares allocated to Mr. Fulmer's 401(k) account.

(4) Includes shares allocated to Mr. Hughes' ESOP account and shares allocated to Mr. Hughes' 401 (k) account.

(5) Includes shares allocated to Mr. Lawrence's ESOP account, shares allocated to Mr. Lawrence's 401(k) account, and shares owned by the IRA account of Mr. Lawrence.

(6) Includes shares owned by Mr. Magruder's wife.

(7) Includes shares owned by Mr. Page and his daughters jointly, shares owned by Mr. Page's IRA account and shares held in a trust of which Mr. Page, as trustee, has voting rights and dispositive powers.

(8) Includes shares allocated to Mrs. Romero's ESOP account, shares allocated to Mrs. Romero's 401(k) account and shares owned by Mrs. Romero's IRA account.

(9) Includes shares allocated to Mr. Sliman's ESOP account and shares allocated to Mr. Sliman's 401(k) account.

(10) See Note (1) at Section III.

(11) Includes shares allocated to Mr. Tucei's ESOP account, shares allocated to Mr. Tucei's 401(k) account, shares owned by Mr. Tucei through a partnership for which Mr. Tucei shares voting rights and dispositive powers and shares owned by three trusts of which Mr. Tucei serves as co-trustee and for which Mr. Tucei shares voting rights and dispositive powers.

(12) Includes shares allocated to Miss Wood's ESOP account.

               V. COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

The following table sets forth the aggregate compensation paid by the Company to its Chief Executive Officer and its four other highest compensated executive officers whose compensation in the form of salaries and bonuses exceeded $100,000 in 2001.


                                                           Annual Compensation            All Other
Name and Principal Position                   Year         Salary         Bonus        Compensation
---------------------------                   ----      ---------       -------    ----------------

Chevis C. Swetman,                            2001      $ 203,760       $ 47,625   $ 13,448     (1)
President and Chief Executive Officer                                              $ 49,992     (2)
                                                                                   $  1,329     (3)
                                              2000      $ 204,035       $ 40,500   $ 11,119     (1)
                                                                                   $  1,329     (3)
                                              1999      $ 203,760       $ 77,000   $ 12,722     (1)
                                                                                   $  1,329     (3)

Andy Carpenter,                               2001      $ 147,100       $ 21,600   $  5,720     (1)
Executive Vice President                                                           $ 49,992     (2)
                                                                                   $  1,329     (3)
                                              2000      $ 147,175       $ 13,250   $  3,415     (1)
                                                                                   $  1,329     (3)
                                              1999      $ 147,100       $ 38,000   $  9,054     (1)
                                                                                   $  1,329     (3)

Thomas J. Sliman,                             2001      $ 97,020        $ 16,250   $  7,005     (1)
First Vice President                                                               $  1,329     (3)
                                              2000      $ 96,170        $ 15,400   $  6,342     (1)
                                                                                   $  1,329     (3)
                                              1999      $ 92,100        $ 18,900   $  7,144     (1)
                                                                                   $  1,329     (3)

Robert M. Tucei,                              2001      $ 96,000        $ 16,200   $  7,571     (1)
Vice President                                                                     $  1,329     (3)
                                              2000      $ 94,850        $ 15,300   $  6,613     (1)
                                                                                   $  1,329     (3)
                                              1999      $ 92,580        $ 18,900   $  8,582     (1)
                                                                                   $  1,329     (3)

Lauri A. Wood,                                2001      $ 92,820        $ 11,975   $  8,564     (1)
Chief Financial Officer and Controller                                             $  6,000     (4)
                                              2000      $ 91,670        $ 11,500   $  7,237     (1)
                                                                                   $  6,000     (4)
                                              1999      $ 88,105        $ 10,000   $  8,117     (1)
                                                                                   $  6,000     (4)

(1) Includes contributions and allocations pursuant to Employee Stock Ownership Plan

(2) Market value of stock received pursuant to Stock Incentive Plan

(3) Value of personal use of Company vehicle

(4) Automobile allowance

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Bank determines the salaries and bonuses of the executive officers.

In establishing the salary of the Chief Executive Officer for 2001, the Committee primarily considered Mr. Swetman's performance and the performance of the Company during 2000 and the compensation levels of chief executive officers of comparable financial institutions. In considering the performance of the Company, the Committee considered the Company's return on average assets and asset growth, but utilized no objective criteria. The Committee utilized asset size peer group compensation data as provided by the Mississippi Bankers Association (MBA) and the Bank Administration Institute (BAI).

For 2001, Mr. Swetman was eligible to receive a bonus of up to 30 percent of his salary if the Company achieved specified return on average asset goals. In establishing Mr. Swetman's bonus for 2001, the Committee also considered the Company's return on average assets and asset growth during the year, branch development, market penetration and other accomplishments; however, no objective criteria were established.

For other executive officers, the Committee's recommendation concerning salaries was based upon the compensation levels of executive officers of comparable financial institutions, the performance of the Company during 2000 and the individual performance of these officers. The performance of the Company for purposes of establishing salaries was evaluated based on return on average assets. Individual performance was measured using criteria such as level of job responsibility, achievement of work goals and management skills. The Committee also considered asset size peer group compensation data as provided by the MBA and BAI for executive officers with similar duties and responsibilities.

The executive officers' bonuses for 2001 were based on the Company's performance and the performance of these individuals. The Company's performance was measured by the Company's return on average assets, and each executive officer was eligible to receive a bonus of a specified percentage of the officer's salary if the Company achieved prescribed return on asset goals. Individual performance was measured using the criteria described above in establishing salaries.

Messrs. Swetman and Carpenter abstain from discussions and decisions regarding their own compensation.

This report is presented by the Compensation Committee, consisting of the following persons:

Drew Allen, Chairman   Tyrone J. Gollott   Dan Magruder        Chevis C. Swetman
Andy Carpenter         Rex E. Kelly        Jeffrey H. O'Keefe

PERFORMANCE GRAPH

The following graph compares the Company's annual percentage change in cumulative total shareholder return on common shares over the last five years with the cumulative total return of a broad equity market index of companies, the NASDAQ Market Index, and a peer group consisting of the Media General Financial Services Industry Group 413- Regional Southeast Banks. The performance of the Company's stock is calculated using the same formula used by Media General in its computation. The market price utilized in this computation is an aggregate of the trading prices known by the transfer agent for each reporting period.

This presentation assumes that $100 was invested in shares of the relevant issuers on January 1, 1996, and that dividends received were immediately invested in additional shares. The graph plots the value of the initial $100 investment at one year intervals. For purposes of constructing this data, the returns of each component issuer have been weighted according to that issuer's market capitalization.

                           Five Year Cumulative Return




                                                     1996        1997        1998        1999        2000        2001

Peoples Financial Corporation                      100.00      157.56      272.46      304.17      174.13      152.62
Broad Market                                       100.00      122.32      172.52      304.29      191.25      152.46
Peer Group                                         100.00      173.04      164.80      137.07      139.94      175.99

DIRECTORS' COMPENSATION

During 2001, directors who are employees of the Bank did not receive any compensation for serving on the Board of the Bank or the Company or on any Board Committee. William A. Barq, Vice Chairman of the Board of Directors of the Bank, receives an annual retainer of $3,000. All other non-employee Directors receives an annual retainer of $2,000. Non-employee Directors additionally receive $200 per board meeting attended and $100 - $150 per committee meeting attended. Directors may defer all or a portion of their Directors' fees pursuant to the Directors Deferred Income Plan which provides specified retirement and death benefits.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION

During 2001, no executive officer of the Company or any of its subsidiaries served as a member of the compensation committee (or other board or committee performing similar functions) or the board of directors of another entity, one of whose executive officers served on the compensation committee or board of directors of the Company.

                        VI. TRANSACTIONS WITH MANAGEMENT

No officer, director, their related entities, or their immediate family members have been indebted to the Company at any time during 2001. However, the Bank has had in the past, now has, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their related entities and immediate family members. These transactions are on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and do not involve more than normal risks of collectability or present other unfavorable features. Other than these transactions, there were no material transactions with any such persons during the year ended December 31, 2001.

                   VII. OTHER INFORMATION CONCERNING DIRECTORS

During 2001, the Company did not have standing compensation or nominating committees. However, during 2001, the Bank had standing audit and compensation committees which met on a regularly scheduled basis.

There were seven meetings of the Board of Directors of the Company held during 2001. Of those directors serving during 2001, only William A. Barq attended fewer than 75 percent of the Board meetings.

          VIII. SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors, executive officers of the Company and holders of more than 10 percent of the Company's outstanding shares are required to file reports under Section 16 of the Securities Exchange Act of 1934. Federal regulations require disclosure of any failures to file these reports on a timely basis. The Company believes that during 2001 its officers, directors and greater than 10 percent beneficial owners complied with all filing requirements.

                             IX. EXECUTIVE OFFICERS

The following sets forth certain information with respect to the executive officers of the Company who are not also directors as of December 31, 2001:



Name (Age)                                        Position
-------------------------------------             ----------------------------------------------------------

Thomas J. Sliman (65)                             First Vice President, Peoples Financial Corporation, since
                                                  2000; Second Vice President, Peoples Financial
                                                  Corporation 1985 - 1999; Senior Vice President, The
                                                  Peoples Bank since 1988

Jeannette E. Romero (56)                          Second Vice President, Peoples Financial Corporation
                                                  since 2000; First Vice President, Peoples Financial
                                                  Corporation 1994 - 1999; Senior Vice President, The
                                                  Peoples Bank since 1990

Robert M. Tucei (55)                              Vice President, Peoples Financial Corporation since
                                                  1995; Senior Vice President, The Peoples Bank since
                                                  1988

David M. Hughes (46)                              Vice President, Peoples Financial Corporation since
                                                  1995; Senior Vice President, The Peoples Bank since
                                                  1994

A. Wes Fulmer (42)                                Vice President and Secretary, Peoples Financial
                                                  Corporation since 1997; Senior Vice President, The
                                                  Peoples Bank since 1997

M. O. Lawrence, III (56)                          Vice President, Peoples Financial Corporation since
                                                  1998; Senior Vice President, The Peoples Bank since
                                                  1998

Lauri A. Wood (40)                                Chief Financial Officer and Controller, Peoples Financial
                                                  Corporation since 1994; Senior Vice President/Cashier,
                                                  The Peoples Bank since 1996


                        X. INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Piltz, Williams, LaRosa & Co., a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 2002. Piltz, Williams, LaRosa & Co. has been auditors for the Company since it commenced business in 1984 and have been associated with The Peoples Bank since 1965.

The Company has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board does not anticipate that representatives of Piltz, Williams, LaRosa & Co. will attend the Annual Meeting.

Although not required to do so, the Board of Directors has chosen to submit its appointment of Piltz, Williams, LaRosa & Co. for ratification by the Company's shareholders. It is the intention of the persons named in the PROXY to vote such Proxy "FOR" the ratification of this appointment. If this proposal does not pass, the Board of Directors will reconsider the matter.

                           XI. AUDIT COMMITTEE REPORT

The Board of Directors has established an Audit Committee, whose responsibilities are set forth in the Audit Charter. As required, all members of the Audit Committee are independent. The Audit Committee oversees the operation of the Company's Audit Department. The Audit Committee also periodically meets with the independent public accountants for the Company and its subsidiaries, and makes recommendations to the Board of Directors concerning any matters related to the independent public accountants. The Audit Committee met four (4) times during 2001.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee has discussed with the independent auditors the auditors' independence, and has received the written disclosures and the letter from the independent auditors required by Independence Standards Board, Standard No. 1. The Audit Committee has considered whether the independent auditors' provision of non-audit services is compatible with maintaining the auditors' independence.

Based upon the reviews and discussions with management and the independent auditors as referenced above, the Audit Committee has recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

This report is presented by the Audit Committee, consisting of the following persons:

Drew Allen, Chairman               William A. Barq            Dan Magruder


                        XI. INDEPENDENT ACCOUNTANTS' FEES

The following table sets forth the aggregate fees billed by the independent accountants for the Company's most recent fiscal year for professional services rendered for: (i) the audit of the Company's annual financial statements including work related to quarterly reviews, (ii) financial information systems design and implementation services provided to the Company and (iii) all other services provided to the Company, which were limited to the preparation of the Company's consolidated tax return and an agreed upon procedures engagement of the Company's Asset Management and Trust Services Department.



                                                     Financial Information
                                                        Systems Design and
                                   Audit Fees          Implementation Fees              All Other Fees
                              ---------------        ---------------------        --------------------
                              $        83,000        $                 -0-        $             17,000

                         XII. PROPOSALS OF SHAREHOLDERS

In order for a shareholder proposal to be included in a Proxy Statement and form of Proxy prepared by the Board of Directors, it must meet the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 and be received at the principal executive offices of the Company not less than 120 days in advance of the date the previous year's Proxy Statement and form of Proxy were mailed to shareholders. Thus, a shareholder proposal must be received before November 8, 2002 in order to be included in the Proxy Statement and form of Proxy for the 2003 annual meeting.




                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Chevis C. Swetman

                                        Chevis C. Swetman
                                        Chairman

                                      PROXY

                          PEOPLES FINANCIAL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 10, 2002

The undersigned hereby appoint(s) Chevis C. Swetman and Andy Carpenter, or either of them, the true and lawful attorneys-in- fact for the undersigned, with full power of substitution, to vote as proxies for the undersigned at the Annual Meeting of Shareholders of Peoples Financial Corporation (the "Company") to be held in the Directors' Room of The Peoples Bank, Biloxi, Mississippi, 39530, at 7:00 P.M., local time, on April 10, 2002, and at any and all adjournments thereof, the number of shares which the undersigned would be entitled to vote if then personally present, for the following purposes:

         1.       The election of the following six persons as directors.

                  (INSTRUCTIONS: AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.)

                  Drew Allen             Andy Carpenter        Rex E. Kelly
                  Dan Magruder           Lyle M. Page          Chevis C. Swetman

                  For all nominees     [ ]            Against all  [ ]
                  except as indicated                 nominees

         2. To approve the appointment of Piltz, Williams, LaRosa & Co. as the independent certified public accountants of the Company.

                  Approve  [ ]           Disapprove [ ]             Abstain [ ]

         3. Transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

                  Approve  [ ]           Disapprove [ ]             Abstain [ ]

THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, WILL BE VOTED FOR THE ABOVE PROPOSALS, UNLESS A CONTRARY DIRECTION IS INDICATED, IN WHICH CASE IT WILL BE VOTED AS DIRECTED. IF AUTHORITY IS GRANTED PURSUANT TO PROPOSAL 3 ABOVE, THE PROXIES INTEND TO VOTE ON ANY OTHER BUSINESS COMING BEFORE THE ANNUAL MEETING IN ACCORDANCE WITH THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS OF THE COMPANY.

Please date the Proxy and sign your name exactly as it appears on the stock records of the Company. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If signed as a corporation or other entity, please sign in entity's name by authorized person.

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                                                  Signature


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                                                  Signature

                                                  Date
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                                                  Number of Shares
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